                                  SCHEDULE 14A
                                 (RULE 14A-101)

                               AMENDMENT NO. 1

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               BOWNE & CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                                           BOWNE
                                           EMPOWERING INFORMATION.(SM)

                                           Proxy Statement
                                           and Notice of Annual Meeting of
                                           Stockholders

                                          (Meeting Date: May 28, 1998)


                                                               BOWNE & CO., INC.
                                                               345 Hudson Street
                                                              New York, NY 10014

                                  BOWNE & CO., INC.
                                  345 Hudson Street
                                  New York, New York 10014


(LOGO)                                                   ROBERT M. JOHNSON
                                                         Chairman and
                                                         Chief Executive Officer

                                                         April 20, 1998



          DEAR STOCKHOLDER,



          It is my privilege to invite you to attend Bowne's Annual Meeting of Stockholders on Thursday, May 28, 1998, beginning at 10:00 A.M. in the rooftop ballroom on the 20th Floor of the St. Regis Hotel, 2 East 55th Street, New York City. Our Proxy Statement for the meeting is attached, and both your voting card and a copy of our 1997 Annual Report are enclosed.



          This year, Bowne becomes one of the growing number of companies which present their proxy statements in "plain English." For the first time we're also offering you the option of voting either electronically or by telephone, as well as with a traditional mail-in proxy. All of us at Bowne hope you like these innovations, and we welcome your comments.


          The theme of our Annual Meeting will be "Empowering
          Information." Besides considering the four proposals explained in the Proxy Statement, we'll review the major developments at Bowne since our last Stockholders' meeting.

          I hope you'll join me at the meeting on May 28. Even if you can't attend, your vote is very important to us. Either way, please return a signed proxy card or give us your instructions by e-mail or by telephone, so that you can be sure your shares will be properly voted.

                                                    Sincerely,


                                                    /s/ Robert M. Johnson

                                     (LOGO)

                               BOWNE & CO., INC.
                               345 Hudson Street
                            New York, New York 10014

NOTICE OF THE 1998 ANNUAL MEETING OF STOCKHOLDERS

The Stockholders of Bowne & Co., Inc. will hold their Annual Meeting on THURSDAY, MAY 28, 1998, beginning at 10:00 A.M. (local time), in the rooftop ballroom on the 20th Floor of the St. Regis Hotel, 2 East 55th Street (at the corner of Fifth Avenue) in New York City. There will be four proposals on the agenda, and we will take action on each of them:


PROPOSAL A - To elect five Nominees (Robert M. Conway, Edward H. Meyer, James P. O'Neil, Judith Shapiro and Lisa A. Stanley) to serve on the Company's Board of Directors;



PROPOSAL B - To approve the appointment of Ernst & Young LLP as the Company's auditors for the current fiscal year;



PROPOSAL C - To approve an amendment to the Company's corporate charter that will increase the number of Directors who make up the Board to a minimum of nine and a maximum of fifteen; and



PROPOSAL D - To approve a plan to reincorporate the Company in Delaware.


YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "IN FAVOR OF" ALL FOUR
PROPOSALS.

Our Proxy Statement is attached to this notice. It discusses the four proposals and contains other information about the Company. The Proxy Statement also explains how you may vote at the Annual Meeting in person or by proxy. We may take action on additional business at the meeting if it is proper for consideration by the Stockholders.


Stockholders who are entitled to vote at the Annual Meeting were determined from the Company's records when business closed on April 8, 1998. You do not need a ticket of admission to attend the meeting.



April 20, 1998                              By order of the Board of Directors,


                                            DOUGLAS F. BAUER

                                            Counsel & Corporate Secretary

TABLE OF CONTENTS


Voting Procedures...........................................   1
     Who May Vote?..........................................   1
     Voting by Telephone or E-Mail..........................   1
     How the Proxies Vote for You...........................   1
     How Instructions Can Be Revoked........................   2
     How Votes Are Counted..................................   2
     Other Business at the Annual Meeting...................   2
     Cost of This Solicitation..............................   2
PROPOSALS: "A" - ELECTION OF DIRECTORS......................   3
           "B" - APPOINTMENT OF AUDITORS....................   4
           "C" - INCREASING THE NUMBER OF DIRECTORS.........   5
           "D" - REINCORPORATING IN DELAWARE................   6
Information About the Nominees and Other Directors..........  10
About the Board and Its Committees..........................  12
     The Board..............................................  12
     How Directors are Chosen...............................  12
     Committees of the Board................................  12
     Compensation Committee Interlocks and Insider
      Participation.........................................  13
     Compensation of Directors..............................  13
     Directors' and Officers' Insurance.....................  14
Ownership of the Common Stock...............................  15
     Principal Stockholders.................................  15
     Stock Ownership by Directors and Officers..............  15
Comparison of Stockholder Returns...........................  18
Report on Executive Compensation by the Compensation
  Committee.................................................  20
Executive Compensation Tables...............................  22
     Summary Compensation Table.............................  22
     Option Grants in 1996 and 1997.........................  23
     Aggregated Option Exercises in 1996 and 1997 and
      Year-End Option Values................................  25
     Long-Term Incentive Awards in 1997.....................  25
     Retirement Benefits....................................  26
     Contractual Arrangements with Executives...............  27
Comparison of New York and Delaware Corporate Laws..........  28
Other Information...........................................  34
     Proposals and Nominations by Stockholders..............  34
     How to Get Form 10-K...................................  34
Appendix: Agreement and Plan of Merger...................... A-1

PROXY STATEMENT

Your vote as a Stockholder is important to Bowne. In case you cannot attend our Annual Meeting in person, the Company's Board of Directors has named two people as "Proxies" and asks you to let them vote your shares at the meeting. We encourage you to sign and return the enclosed voting card even if you plan to attend the meeting, unless you intend to vote by telephone or by e-mail.

Incidentally, the terms "Bowne" and "Company" (as well as the words "we," "us" and "our") refer to Bowne & Co., Inc. when we use them in this Proxy Statement. The "Proxies" are the individuals named on your voting card or any other people they may choose to be their substitutes. We refer to the American Stock Exchange as the "Exchange," and the terms "Common Stock" and "stock" both mean the Company's Common Stock, par value $.01 per share, which is traded on the Exchange.


The Company's management prepared this Proxy Statement and began sending it to Stockholders on April 20, 1998.


VOTING PROCEDURES


Who May Vote? You are entitled to vote your Common Stock if our records show that you held shares when business closed on the "record date." The record date was April 8, 1998. A total of XX,XXX,XXX shares of Common Stock were outstanding and entitled to vote on the record date, and there were no shares outstanding in any other class of stock. The enclosed voting card shows the exact number of shares you may vote. Each share of Common Stock is entitled to one vote on each of the four proposals explained in this Proxy Statement, and all votes will be confidential.



How the Proxies Vote for You. If you own Common Stock in your own name, you are a "holder of record." That means you may use the enclosed voting card to tell the Proxies how you want them to vote your shares. Be sure to sign, date and mail the card in the postage-paid envelope which Bowne has provided. On the other hand, if a broker, bank or other nominee holds your Common Stock for your benefit but not in your own name, your shares are "in street name." In that case, your broker, bank or other nominee will advise you how you can vote the shares.



If your instructions do not indicate how the Proxies should vote your shares on a particular proposal, the Proxies will vote in the way the Board of Directors recommends in this Proxy Statement. If action is taken at the meeting on any matters that are not described in this Proxy Statement, the Proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is interrupted before we have completed our business or adjourned to another date, the Proxies will still vote your shares when the meeting resumes, unless you revoke your instructions in the meantime.


Of course, you may come to the Annual Meeting in person and vote your shares by written ballot at that time. If you want to vote in person, be sure to revoke any voting instructions you gave before the meeting to the Proxies or to anyone else.


Voting by Telephone or E-Mail. Holders of record can also vote by giving instructions to the Proxies by telephone or electronically by "e-mail." In either case, the Proxies will vote your shares exactly as you tell them to. To vote by telephone, call our toll-free number: 1-888-698-8071 from anywhere in the United States. To vote by e-mail, visit our electronic voting website on the
Internet: http://Bowne.proxyvoting.com. In either case, enter the control number printed on your voting card and follow the instructions you hear or see on your screen. New York law recognizes a telephone or e-mail vote as long as a valid control number identifies the Stockholder who cast the

 2


vote. Telephone or e-mail voting also allows you to review your vote before you register it for counting.


How Instructions Can Be Revoked. To revoke or change instructions you have given, you must tell the Corporate Secretary in writing before the Proxies vote your shares at the Annual Meeting.

How Votes Are Counted. The Bank of New York, which is the Company's Registrar and Transfer Agent, will count all the votes. The Annual Meeting can be held only if a "quorum" of the outstanding shares of Common Stock is represented. A quorum is at least one share more than half of the outstanding shares entitled to vote, regardless of whether they are represented in person or by proxy. If you give instructions to the Proxies to vote for you, or you attend the meeting in person, then your shares will count when we determine whether there is a quorum, even if you decide to abstain from the actual voting.

If a broker, bank or other nominee holds your Common Stock, that nominee will normally ask for your instructions and then vote your shares accordingly. With your permission, the nominee will name the Proxies to vote in the way you instruct. Unless the nominee receives instructions from you to vote differently, the nominee will direct the Proxies on the tenth day before the meeting to vote your shares in favor of Proposals "A," "B" and "C." This is because the Exchange considers those three proposals "routine." But a nominee may not let the Proxies vote either for or against Proposal "D" without your instructions, because the Exchange does not consider that proposal routine. Shares represented at the meeting by a broker, bank or other nominee will be counted when we determine if there is a quorum, whether or not the nominee votes or abstains.


If a Stockholder abstains, or if a Stockholder's nominee cannot vote because the proposal is not routine, his or her shares will normally not count as votes for or against that particular matter. This means that shares which abstain or cannot be voted will not affect the outcome of that particular vote. Proposals "C" and "D" are exceptions to this rule because they require the affirmative votes of two-thirds of all the outstanding shares. Therefore, shares which abstain on Proposal "C" or "D" will have the same effect as votes against those proposals.


If you attend the Annual Meeting and want to vote shares which a nominee holds "in street name," you must have a written proxy from the nominee and it must name you as the nominee's representative to vote. You must give the written proxy to the Corporate Secretary before the voting starts.

Other Business at the Annual Meeting. The Company does not know of any business to be presented at the Annual Meeting besides the proposals described in this Proxy Statement. However, if other proper business comes before the meeting, the Proxies will cast all the votes they are entitled to cast according to their discretion, unless their written instructions are to the contrary.

Cost of This Solicitation. Bowne will pay all the costs of soliciting your instructions for the Proxies. The Company may solicit by personal interview or by any other means of communication. The Company reimburses brokers, banks and other nominees for expenses they incur in forwarding the Proxy Statement and other material to owners of the Common Stock and in gathering their voting instructions. The Company has retained the proxy-soliciting firm of D. F. King & Co., Inc., to assist in this solicitation for a fee not to exceed $10,000 plus reasonable out-of-pocket expenses.

PROPOSAL "A" - ELECTION OF DIRECTORS

The first item of business at the Annual Meeting will be the election of five Nominees to the Board of Directors. The current Directors have nominated these people:

                               Robert M. Conway
                               Edward H. Meyer
                               James P. O'Neil
                               Judith Shapiro
                               Lisa A. Stanley

THE BOARD RECOMMENDS THAT YOU VOTE "IN FAVOR OF" ALL FIVE OF THESE NOMINEES.


The Company has three "Classes" of Directors with staggered terms of three years each. "Class I" has fewer members than the other Classes because only two Directors were nominated at last year's Annual Meeting. Therefore, the Board has nominated Ms. Shapiro to become a member of Class I for the remaining two years of a term that will expire at the Annual Meeting in 2000 and when her successor is elected. The four other Nominees named above will, if elected, become "Class II" Directors, and their full three-year terms will expire at the Annual Meeting in 2001 and when their respective successors are elected.


Each Director will be elected by a "plurality" of the votes cast at the Annual Meeting. A plurality is any number of shares which is larger than the numbers cast for competing candidates. Each Stockholder may vote for five Nominees but may not cast more than one vote for any particular Nominee. All five people consent to being nominated, and they agree to serve if the Stockholders elect them at the Annual Meeting. If any Nominee should become unavailable before the meeting, the Proxies may vote your shares in favor of a substitute Nominee proposed by the Board of Directors.


On pages 10 and 11 of this Proxy Statement, biographies of each of the current Directors appear opposite their photographs, together with a biography of one Nominee who is not currently a Director. Asterisks identify the Nominees. In addition, we have included a biography of the Director who currently serves in Class II and who has chosen to retire when his current term expires at the Annual Meeting. The biographies show their principal occupations during the last five years. They are in alphabetical order, and the age indicated for each Nominee is as of the Annual Meeting date. You can find more information about the Board and its standing Committees on pages 12 through 14 of this Proxy Statement.

 4

PROPOSAL "B" - APPOINTMENT OF AUDITORS


The Board of Directors changed the Company's fiscal year on October 30, 1997, from one ending October 31 to one ending December 31. Then, on March 5, 1998, the Board appointed the independent accounting firm of Ernst & Young LLP to be auditors of the Company for the current fiscal year, which will end December 31, 1998. This appointment of Ernst & Young LLP is subject to approval by the Stockholders.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "IN FAVOR OF" APPROVING THE APPOINTMENT OF ERNST & YOUNG LLP.



In order to approve their appointment, the Stockholders represented at the meeting must vote a majority of their shares in favor of the appointment. A majority is one share more than half of all the shares represented at the meeting.


Ernst & Young LLP has served as the Company's auditors since 1991. The Audit Committee of the Board of Directors reviews the services provided by the Company's auditors and the possible effect of those services on the independence of their audit. Ernst & Young LLP has no relationship with the Company or its subsidiaries other than its employment as auditors or in connection with particular accounting assignments for which the Company retains that firm from time to time. Representatives of Ernst & Young LLP will be present at the Annual Meeting and may make a statement, if they want to. The representatives of Ernst & Young LLP will also have an opportunity to respond to appropriate questions from Stockholders at the Annual Meeting. If the necessary majority does not ratify the appointment, the Board will reconsider its selection of auditors.

During the 1997 fiscal year, Ernst & Young LLP provided the following services to the Company, among others:

     - They examined the consolidated financial statements contained in the Company's Annual Report to Stockholders and in its annual report on Form 10-K.

     - They met with the Audit Committee.

     - They prepared federal and state tax returns for the Company and its subsidiaries.

     - They examined the financial statements of the Company's employee benefit plans and provided tax services relating to those plans.

     - They performed "due diligence" examinations of certain proposed acquisition candidates.

     - They consulted on miscellaneous accounting and tax matters when requested.

PROPOSAL "C" - INCREASING THE NUMBER OF DIRECTORS

On November 20, 1997, subject to the Stockholders' approval, the Board of Directors amended the Company's Certificate of Incorporation regarding the number of Directors who may serve on the Board. The Certificate of Incorporation is commonly called the "corporate charter," and it is the basic document which governs the organization of the Company. The amendment increases the minimum number of members who may serve on the Board from six to nine, and it increases the maximum number of members from ten to fifteen. But the amendment preserves the current requirement that only a two-thirds vote of the Stockholders can approve any further increase or decrease in the permitted size of the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "IN FAVOR OF" APPROVING THE AMENDMENT.

This charter amendment will become effective if approved at the meeting by Stockholders who hold at least two-thirds of all the outstanding Common Stock. If at least two-thirds of the outstanding shares approve the amendment, we will file it with the New York Secretary of State and it will go into effect immediately. Then, the Board will also amend the Company's by-laws so that they conform with the charter amendment. If the following Proposal "D" is also approved, we will carry the same provisions over to the charter and by-laws of the new corporation.

If approved, the amendment will change "Article Ninth" of the Company's charter so that it reads as follows:

       "NINTH: The Board of Directors shall consist of not fewer than nine nor more than fifteen directors, as shall be fixed from time to time by a majority of the members of the Board then in office. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by this Certificate of Incorporation or by law, this Article may not be amended, altered, repealed or otherwise changed unless approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock of the Corporation entitled to vote thereon."

The current minimum of six Directors and maximum of ten were approved by the Stockholders in 1990. Today, however, the Board believes that the Company's increased size and the greater number of matters that call for Board attention create a need for a larger and more diversified Board. Specifically, the Board is likely to benefit if other professions and disciplines are represented among its members. The Company's Board of Directors now has ten members. After the Annual Meeting, the Board will continue to have ten members if all of the Board's current Nominees are elected. But the Board has determined that a minimum of nine Directors is necessary to meet the Company's growing needs, and that as many as fifteen Directors can, in time, constitute an efficient Board to oversee the Company.


There is no plan at this time to add specific candidates to the Board other than the Nominees named in this Proxy Statement. Instead, the charter amendment will permit the election of the best qualified candidates if and when they are identified. No resignation by any current Director, and no threat to resign or refusal to serve, has prompted this amendment. Nor did the Board adopt it in response to any Stockholder action or proposal.

 6

PROPOSAL "D" - REINCORPORATING IN DELAWARE


On March 5, 1998, the Board of Directors adopted a plan, subject to approval by the Stockholders, to reincorporate the Company under the laws of the State of Delaware. The Company was incorporated under the laws of New York State in 1968, but the Board believes Delaware corporate law will better serve the Stockholders' interests and provide the Company with advantages not available under New York corporate law. Therefore, the Company will ask Stockholders at the Annual Meeting to approve the form of the Merger Agreement which appears as an Appendix at the end of this Proxy Statement. Such a transaction is commonly called a "reincorporation."


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "IN FAVOR OF" THE PLAN TO REINCORPORATE THE COMPANY IN DELAWARE.

The Company will continue to be called "Bowne & Co., Inc." after the reincorporation. To explain the proposal, however, we will call the Company that exists today as a New York corporation either "the Company" or "Bowne-New York," and for convenience "Bowne-Delaware" is what we will call the new Delaware corporation that we will organize as a wholly-owned subsidiary of Bowne-New York. If the holders of at least two-thirds of all outstanding shares of the Common Stock approve the Merger Agreement, Bowne-New York will be merged into Bowne-Delaware. The effective date will be when the necessary documents have been filed in both New York and Delaware. Bowne-Delaware will be the surviving corporation, and the charter and by-laws of the new corporation will be substantially the same as those of Bowne-New York today.

Reasons for the Change. For many years, Delaware has encouraged incorporation in that state by adopting modern, comprehensive and flexible corporate laws, and it periodically updates and revises them to meet changing business needs. The Delaware General Corporation Law is considered a sophisticated statute, highly conducive to business. That is why many corporations choose Delaware initially as their place of incorporation, and why many others have reincorporated in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law interpreting its corporate laws is more developed than that of any other state. This gives Delaware corporate law an extra measure of predictability that is useful and often crucial in our precedent-based judicial system.


For the board and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation. The state's court system also provides for relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery which hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases, and therefore its dockets are not as backlogged as many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

The Board of Directors of the Company considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it recommended the present proposal. The Board also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.


Continuity of business and other factors. The Company has carried on its business under the "Bowne" trademark continuously since its establishment in New York City in 1775, and we believe it is the oldest firm still doing business there under its original name. The merger into Bowne-Delaware will not break this continuity. Bowne-Delaware will have its principal corporate offices in New York City at Bowne-New York's current address, and will appoint a registered agent to represent it in Delaware. Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Furthermore, each incentive stock option that would be, or later become, exercisable for shares of the Company's Common Stock will automatically be, or later become, exercisable for the same number of shares of the common stock of Bowne-Delaware on the same terms and conditions.


Authorized Shares of Capital Stock. After the reincorporation, the authorized capital stock of Bowne-Delaware will consist of 60,000,000 shares of common stock, par value $.01 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. These figures are the same as those currently authorized for Bowne-New York. Bowne-Delaware will not issue any common stock or preferred stock in connection with the reincorporation, other than the shares which the old shares will convert into. The Board of Directors of Bowne-Delaware will have authority to issue preferred stock in series, just as the Board of Bowne-New York may do today. The Board will determine the voting powers, designations, preferences and relative rights, qualifications, limitations and restrictions on any preferred stock it may issue.


Conversion of Shares. As soon as the reincorporation becomes effective, Bowne-Delaware will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of Bowne-New York will become holders of the new shares of Bowne-Delaware. Shares of Bowne-New York will automatically convert into shares of Bowne-Delaware, on these terms:


     - The conversion will be on a one-for-one basis.

     - Each share of the old Common Stock of Bowne-New York which is outstanding at the effective date will become one share of the new common stock, par value $.01 per share, of Bowne-Delaware.

     - Each share of the old Common Stock held in the treasury of Bowne-New York will become a share of treasury stock in Bowne-Delaware, and each share of preferred stock in the Bowne-New York treasury will become a share of the corresponding class of preferred stock in the Bowne-Delaware treasury.

 8

     - Each special "right" attached to the shares of the Common Stock of Bowne-New York will become a "right" attached to the corresponding shares of Bowne-Delaware on the same terms and conditions. This includes the Rights Agreement dated January 30, 1997, which provided Stockholders with some protection against hostile attempts to take control of the Company. Bowne-Delaware will adopt the Rights Agreement promptly after the reincorporation.


THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH BOWNE-NEW YORK STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF BOWNE-DELAWARE SHARES. THEREFORE, STOCKHOLDERS OF BOWNE-NEW YORK NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW BOWNE-DELAWARE STOCK CERTIFICATES. LIKEWISE, STOCKHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE COMPANY, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.


Trading of the Stock. After reincorporation, those who were formerly Stockholders of Bowne-New York may continue to make sales or transfers using their Bowne-New York stock certificates. Bowne-Delaware will issue new certificates representing shares of Bowne-Delaware common stock for transfers occurring after the effective date. On request, Bowne-Delaware will issue new certificates to anyone who holds Bowne-New York stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

Stockholders whose shares of Bowne-New York were freely tradable before the reincorporation will own shares of Bowne-Delaware which are freely tradable after reincorporation. Similarly, any Stockholders holding securities with transfer restrictions before reincorporation will hold shares of Bowne-Delaware which have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold Bowne-Delaware stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in Bowne-New York.

After the reincorporation, Bowne-Delaware will continue to be a publicly held company. Bowne-Delaware intends to list its common stock on the Exchange. It will also file with the Securities and Exchange Commission and provide to its stockholders the same types of information that Bowne-New York has previously filed and provided.


Vote Required for Approval. Approval of the form of the Merger Agreement and reincorporation in Delaware will require the affirmative vote of the holders of two-thirds of the outstanding Common Stock. As of the record date for the Annual Meeting, the current Directors and Officers of the Company have the right to vote 1,668,115 shares, representing XX% of the outstanding Common Stock, and have advised the Company that their present intent is to vote in favor of the proposal to reincorporate in Delaware.

No Right to Dissent. New York law provides that, because the Company's Common Stock is listed on the Exchange, no Stockholder has a right to dissent from the reincorporation if the holders of two-thirds of the outstanding stock approve it.

Certain Federal Income Tax Consequences. The following is a brief summary of the principal federal income tax consequences of reincorporation under current law to holders of the Company's Common Stock. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the reincorporation is nontaxable.

Neither the Company nor its Stockholders will recognize any gain or loss by reason of the reincorporation. The tax basis of Bowne-Delaware common stock received by a Stockholder of Bowne-New York through the reincorporation will be the same as the tax basis of Bowne-New York Common Stock prior to reincorporation. A Stockholder of Bowne-New York who holds the stock as a capital asset should include the period he or she has held the Common Stock in determining the holding period for his or her Bowne-Delaware stock.


STOCKHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS TO DISCUSS THEIR OWN TAX SITUATIONS AND ANY POTENTIAL CHANGES IN FEDERAL, STATE AND LOCAL LAWS AND OTHER APPLICABLE TAX MATTERS RELATING TO REINCORPORATION.



Comparison of the New York and Delaware Corporate Laws. After reincorporation, the Stockholders will become stockholders of Bowne-Delaware. There are, of course, differences between the New York and Delaware corporate laws which may affect Stockholders. A summary of the principal differences between the two bodies of law appears at pages 28 through 33 of this Proxy Statement. The comparison is not a substitute for direct reference to the actual laws or for professional interpretation of them.


Abandonment.   If the Board of Directors decides not to proceed with the
reincorporation at any time before the reincorporation becomes effective, the Board will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware.

--------------------------------------------------------------------------------


PAGES 10 THROUGH 27 PRESENT MORE INFORMATION ABOUT THE COMPANY'S BOARD OF DIRECTORS AND OFFICERS, ABOUT THE COMPENSATION OF ITS EXECUTIVES AND ABOUT THE RETURN ON ITS STOCKHOLDERS' INVESTMENT. NO SPECIFIC PROPOSAL REGARDING THIS INFORMATION IS ON THE AGENDA OF THE ANNUAL MEETING OTHER THAN THE FOUR PROPOSALS DISCUSSED ON THE PRECEDING PAGES.

 10

INFORMATION ABOUT THE NOMINEES AND OTHER DIRECTORS


[ROBERT M. CONWAY       ROBERT M. CONWAY (Age 54)*
PHOTO]                  Limited Partner of Goldman, Sachs & Co. Mr. Conway also serves on the supervisory board of
                        Bowne Williams Lea International, a joint venture in which the Company participates. He first became a Director of the Company in 1994.


[ROBERT M. JOHNSON      ROBERT M. JOHNSON (Age 52)
  PHOTO]                Chairman of the Board and Chief Executive Officer of the Company since 1997. Mr. Johnson had previously been President and Chief Executive Officer of the Company from 1996. He was formerly
                        Publisher, President and Chief Executive Officer of Newsday, Inc., a subsidiary of Times
                        Mirror, Inc. First elected to the Company's Board in 1996, he is a Class III Director whose current term will expire in 1999.


[EDWARD H. MEYER        EDWARD H. MEYER (Age 71)*
  PHOTO]                Chairman of the Board and President, Grey Advertising Inc. Mr. Meyer is also a director of
                        Ethan Allen Interiors Inc., Harman International Industries, Inc., The May Department Stores
                        Company, and several mutual funds advised by Merrill Lynch Asset Management, Inc. and its affiliates. He became a Director of the Company in 1983. (Note 1)



[JAMES P. O'NEIL        JAMES P. O'NEIL (Age 53)*
  PHOTO]                President and Chief Operating Officer of the Company since 1997. Mr. O'Neil was formerly
                        Executive Vice President and prior to that Vice President, Finance of the Company. He became a
                        Director in 1996.


[H. MARSHALL SCHWARZ    H. MARSHALL SCHWARZ (Age 61)
  PHOTO]                Chairman of the Board and Chief Executive Officer of U.S. Trust Corporation. Mr. Schwarz also serves as a director of Atlantic Mutual Companies. He was first elected to the Company's Board in 1986 and is a Class III Director whose current term will expire in 1999.


[JUDITH SHAPIRO PHOTO]  JUDITH SHAPIRO (Age 51)**
                        Senior Vice President, Management Information Systems, for Joseph E. Seagram & Sons, Inc. since
                        1995. Ms. Shapiro was previously Vice President of Smithkline Beecham Corp. Since March 1998
                        she also has a consulting arrangement with the Company on information technology. She became a
                        Director of the Company in 1997.




[WENDELL M. SMITH       WENDELL M. SMITH (Age 63)
PHOTO]                  President of Polestar Ltd. Until 1996, Mr. Smith was Chairman of the Board of Baldwin
                        Technology, Inc. He was elected to the Company's Board of Directors for the first time in 1992 and is a Class III Director whose current term will expire in 1999.



[LISA A. STANLEY        LISA A. STANLEY (Age 42)*
PHOTO]                  Financial planning consultant affiliated with Tax & Financial Group Advisors of Newport Beach,
                        California. She is not currently a Director. (Note 2)


[THOMAS O. STANLEY      THOMAS O. STANLEY (Age 71)
PHOTO]                  Retired. Formerly, Mr. Stanley was Staff Vice President, Research Programs, for RCA
                        Laboratories. Mr. Stanley served as a Director of the Company for 40 years, and will retire from the Board when his current term as a Class II Director expires on May 28, 1998. (Note 3)


[VINCENT TESE PHOTO]    VINCENT TESE (Age 55)
                        Cable television owner and operator. Mr. Tese is also a director of Bear Stearns & Co., Inc.,
                        Cablevision, Inc., Allied Waste Industries, Inc., Custodial Trust Company, and Mack-Cali Realty
                        Corp. He was first elected to the Company's Board in 1996, and is a Class I Director whose current term will expire in 2000.


[RICHARD R. WEST        RICHARD R. WEST (Age 60)
  PHOTO]                Dean Emeritus, Stern School of Business, New York University. Previously, Mr. West was Dean of
                        the Stern School of Business and Professor of Finance. He is also a director of Alexander's
                        Inc., Vornado Realty Trust, and several mutual funds advised by Merrill Lynch Asset Management,
                        Inc. and its affiliates or by Hotchkis and Wiley. Elected to the Board in 1994, Mr. West is a
                        Class I Director of the Company whose current term will expire in 2000.


NOTES:

 * Candidate for election as a Class II Director.

** Candidate for election as a Class I Director.

1. In 1996 the Board endorsed a Company policy that prohibits anyone to be nominated or elected to the Board after reaching age 72, and also encourages him or her to retire from the Board on reaching that age. Mr. Meyer will observe his seventy-second birthday in 1999 and has informed the Company that he intends to step down as a Director prior to the 1999 Annual Meeting if he is re-elected.

2. Ms. Stanley is the niece of Thomas O. Stanley.

3. Mr. Stanley is the uncle of Lisa A. Stanley.

 12

ABOUT THE BOARD AND ITS COMMITTEES


The Board. Bowne is governed by the Board of Directors and various Committees of the Board which meet periodically throughout the year. The Board held six formal meetings during the calendar year 1997. In addition to those meetings, Board members also share information and exchange views with the Chairman and with each other at their Committee meetings and from time to time by telephone and other means of communication on matters that concern the Company.



How Directors Are Chosen. Candidates for the Board of Directors may be recommended by the Stockholders, by other Board members, by management or by any interested person. A Stockholder who wants to recommend a candidate should write to: Douglas F. Bauer, Counsel & Corporate Secretary, Bowne & Co., Inc., 345 Hudson Street, New York, New York 10014. Stockholders may also nominate Board candidates at the Annual Meeting, and we have described the procedure and the advance notice for this under the heading "Proposals and Nominations by Stockholders" on page 34 of this Proxy Statement.


Committees of the Board. The Board has four standing committees. Their principal functions and current memberships are described below:

- The Executive Committee has many of the powers of the full Board in managing the Company and may exercise those powers between regular Board meetings. However, the Committee may not amend the Company's by-laws, fill vacancies on the Board, make other fundamental corporate changes or take actions which require the vote of the full Board under New York State law. In addition, the Executive Committee oversees matters of corporate responsibility which involve interests other than those of the Stockholders, such as the concerns of employees, customers and the public at large. The Committee also considers any candidates proposed from time to time for the Board of Directors as well as those recommended by Stockholders. The current members of the Committee are Messrs. Stanley (Chairman), Johnson, Meyer and Schwarz. During calendar year 1997, they met twice and took action at three other times without meetings by adopting resolutions with unanimous written consent by the members.

- The Audit Committee chooses independent public accountants to serve as the Company's auditors. The Committee reviews the scope and the results of their audit along with the Company's Chief Financial Officer, as well as the fees they charge and the other activities they perform for the Company. The Audit Committee also oversees the Company's internal financial controls and looks into other accounting matters when there is a need to do so. Currently the members are Messrs. Smith (Chairman), Conway and Tese. They met twice during 1997.


- The Compensation Committee reviews and approves salaries and incentive compensation for officers of the Company and other members of its senior management. Some of the Company's compensation programs involve deferred awards of the Common Stock, while others call for cash payments. The Compensation Committee also oversees retirement and other employee benefits plans, and usually asks for Board approval of any significant changes in those plans that will affect employees. The current members of this Committee are Messrs. Schwarz (Chairman), Smith, Stanley and West. They met three times during 1997.


- The Finance Committee reviews the financial reports of the Company. In addition, the Committee oversees the investment policies of the Company and the investment performance of the respective funds held in trust for the Company's employee benefit plans. The Finance

  Committee members currently are Messrs. West (Chairman), Conway, Meyer and Tese. They met twice during 1997.


Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee during 1997 was an officer or employee of the Company or any of its subsidiaries. The only person who served on the Compensation Committee during 1997 in addition to the four current members named above was Beverley B. Wadsworth. Ms. Wadsworth retired from the Board and from the Committee when her term expired at the 1997 Annual Meeting.



Compensation of Directors. Beginning with the last quarter of calendar year 1997, each Director who is not an employee receives an annual retainer of $20,000 and a fee of $1,000 for each Board meeting attended. The annual retainer had previously been $16,000. Committee members are paid $750 for each Committee meeting attended, except that the Chairman of each Committee receives $1,250 for any meeting at which he or she presides. Directors who consent to resolutions in writing without attending a meeting receive no compensation for it. Directors who are Bowne employees also receive no fees for their services on the Board.


On November 20, 1997, the Board approved a new Stock Plan for Directors, and it went into effect on January 1, 1998. This plan converts one half of a Director's retainer fee into "stock units." These stock units represent the right to receive shares of Common Stock with a value equivalent to the fees converted by the plan. The plan calls for issuing the corresponding number of shares of outstanding Common Stock when the Director leaves the Board. These shares will be issued from the Company's treasury. The plan also allows the Director to choose whether or not to convert the other half of the retainer fee and any of the Board attendance and Committee fees into stock units of equivalent value. After the Director leaves the Board, these too will be issued to him or her as Common Stock. The Company will calculate dividends on these stock units as if they had already been issued to the Director as Common Stock, and these dividends will be automatically reinvested in additional stock units for eventual distribution. Stock units have no voting rights.


Before the Stock Plan for Directors went into effect, the Company had a retirement program for non-employee members of the Board. That program paid a cash retirement benefit, which was also subject to customary vesting rules. The benefit was five times the total of retainer payments a Director received during his or her last twelve months on the Board. The new plan adopted in 1997 replaced that old program and converted whatever cash retirement benefit a Director may have had under it into stock units with an equivalent value. The Stock Plan for Directors postpones any payout of these stock units as Common Stock until the Director leaves the Board. The cash retirement benefits converted into stock units for the non-employee Directors were respectively: Mr. Conway, $34,000; Mr. Schwarz, $85,000; Mr. Smith, $51,000; and Mr. West, $34,000. The two other non-employee Directors are exempt from the Stock Plan because of their ages. They will receive their cash retirement benefits under the earlier program after their retirement, as follows: Mr. Stanley, $100,000 in installments after he retires at the 1998 Annual Meeting, and Mr. Meyer, $100,000 in installments after he retires prior to the 1999 Annual Meeting.


A one-time award of additional stock units, equal in value to a Board member's annual retainer, will be made under the Stock Plan to any Director who had fewer than two years of Board service or who joins the Board after the plan went into effect. This one-time award will be subject to customary vesting rules and distributed to the Director in installments after leaving the Board. Therefore, Ms. Shapiro and Mr. Tese will receive stock

 14

units valued at $20,000, and Ms. Stanley will receive the same award if she is elected at the Annual Meeting.


The Company offers to reimburse reasonable travel expenses which the Directors incur in attending Board and Committee meetings. During 1997, the only Board member who attended fewer than three-quarters of the meetings of the Board and the Committees on which he served was Mr. Meyer. This occurred because his travel commitments prevented him from attending four meetings during the year, two of which were held on the same day.


Directors' and Officers' Insurance. The Company purchases insurance covering the Directors and Officers against liabilities they may incur in performing their duties. The current policy also insures the Company against any obligation it may have to indemnify the Directors and Officers for such liabilities. Federal Insurance Company and National Union Fire Insurance Company of Pittsburgh currently provide this coverage for the period from June 16, 1997 through June 16, 1998. The total premium was $194,600.

OWNERSHIP OF THE COMMON STOCK

Principal Stockholders. The Company knows only one individual Stockholder who owns more than five percent of the Common Stock that was outstanding on the record date for the Annual Meeting. He currently serves as a Director of the Company and as Chairman of its Executive Committee. In addition, an investment management firm reported on a Schedule 13G, filed February 13, 1998 with the Securities and Exchange Commission, that it held more than five percent of the outstanding Common Stock for the benefit of clients who have entrusted assets to the firm for investment. Most of those clients share voting power with the firm according to the SEC filing. The Company does not know of any other Stockholder who owns more than five percent of the outstanding shares.

The individual Stockholder and the investment management firm mentioned above are:


--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL STOCKHOLDERS OF THE COMPANY                                                                      Percent of
Name                                                                     Address     No. of Shares         Outstanding
--------------------------------------------------------------------------------------------------------------------------
Thomas O. Stanley                                         c/o Bowne & Co., Inc.             1,466,004                    %
                                                          345 Hudson Street
                                                          New York, NY 10014
--------------------------------------------------------------------------------------------------------------------------
Lazard Freres & Co., LLC                                  30 Rockefeller Plaza                965,200                    %
                                                          New York, NY 10020
--------------------------------------------------------------------------------------------------------------------------



Stock Ownership by Directors and Officers. The following table shows the number of shares of Common Stock and deferred "stock units" which each of the current Directors owned as of the record date for the Annual Meeting, including the number of shares owned by the four Nominees who currently serve on the Board and the one Nominee who is not already a Director. The table also shows how many shares and stock units each of the executives named on page 22 owned beneficially on that same date, together with the shares owned and stock units held on that date by all eighteen Directors and Officers as a group. The Directors and executives named in the table all have sole power to vote or to dispose of the shares indicated opposite his or her name, except where there is a note to the contrary.



In addition to shares of Common Stock owned outright, the figures in the following table include incentive stock options which are currently exercisable on the record date by the individual executives of the Company under its Stock Option Plans, or which will become exercisable within 60 days after the record date. The figures include stock held in the Company's Employees' Stock Purchase Plan for the benefit of each individual executive. The figures include stock units awarded to the listed executives under the Company's Long-Term Performance Plan and its Deferred Award Plan. The figures also include the stock units into which cash retirement benefits previously owed to individual Directors were converted by the Stock Plan for Directors, as well as the one time awards to certain Directors as described under "Compensation of Directors," for which we have assumed full vesting. Ownership reported in the table is direct, except for shares held indirectly through the Employees' Stock Purchase Plan, stock units awarded under the

 16

Stock Plan for Directors, the Long-Term Incentive Plan or the Deferred Award Plan, and options not yet exercised under the Stock Option Plans. The Stock Plan for Directors is described above under the heading "Compensation of Directors," while the Stock Option Plans, the Employees' Stock Purchase Plan, the Long-Term Performance Plan and the Deferred Award Plan are all described below under the heading "Executive Compensation."


None of the individuals listed below owned more than 1% of the outstanding Common Stock, except the one current Director named above under the heading "Principal Stockholders of the Company," who owned X.X%. The table also shows the total shares of all current Directors and Officers as a group. The number of shares shown for all Directors and Officers as a group would represent XX.X% of the outstanding shares if they had all been issued and outstanding on the record date.



---------------------------------------------------------------------------------------------
STOCK OWNERSHIP OF MANAGEMENT
                                                                         Amount of
Name                                                              Beneficial Ownership(1)
---------------------------------------------------------------------------------------------
Robert M. Conway                                                                       10,049
Carl J. Crosetto                                                                       23,345(2)
Denise K. Fletcher                                                                      7,585(3)
Robert M. Johnson                                                                      73,990(4)
Edward H. Meyer                                                                         2,400
James P. O'Neil                                                                        53,496(5)
H. Marshall Schwarz                                                                     3,596
Judith Shapiro                                                                            870
Wendell M. Smith                                                                        1,628
Lisa A. Stanley                                                                        96,012(6)
Thomas O. Stanley                                                                   1,466,004(7)
John A. Stone                                                                           2,142(8)
Vincent Tese                                                                              870
Richard R. West                                                                         4,273
All Directors and Officers as a group (17 individuals)                              1,668,115(9)
---------------------------------------------------------------------------------------------


NOTES


(1) We include in these figures stock units equivalent to the following numbers of shares, which have been awarded to the various individuals under either the Stock Plan for Directors, the Long-Term Performance Plan or the Deferred Award Plan, and we have assumed that they could be converted into Common Stock within 60 days of the record date: Mr. Conway, 329; Mr. Crosetto, 8,409; Ms. Fletcher, 4,003; Mr. Johnson, 23,807; Mr. Meyer, none; Mr. O'Neil, 10,009; Mr. Schwarz, 297; Ms. Shapiro, 329; Mr. Smith, 148; Ms. Stanley, none; Mr. Stanley, none; Mr. Stone, 2,091; Mr. Tese, 329; Mr. West, 353; and four others included in the group of all Directors and Officers, 5,998. The figures assume the reinvestment of cash dividends that would be payable through the record date on these units if they were outstanding as issued shares. The individuals listed owned all the other shares included in the table directly.


(2) Includes 811 shares held by the Employees' Stock Purchase Plan for Mr. Crosetto's account, as well as options to purchase 14,125 shares which he may currently exercise under the Company's Stock Option Plans or which will become exercisable within 60 days after the record date of the Annual Meeting.

(3) Includes options to purchase 2,500 shares which Ms. Fletcher may currently exercise under the Stock Option Plans or which will become exercisable within 60 days after the record date. The figure in the table also includes 82 shares held by the Employees' Stock Purchase Plan for her account, but excludes all shares held for other participants in the same Plan, of which Ms. Fletcher is a trustee.

(4) In addition to the incentive awards referred to in Note 1 above, which the Board made to Mr. Johnson under the Deferred Award Plan, this figure also includes 40,000 restricted shares which Mr. Johnson acquired by agreement with the Company when he became Chief Executive Officer. The latter agreement may require Mr. Johnson to return some or all of them to the Company if his employment terminates before January 2001. Also included are 182 shares held by the Employees' Stock Purchase Plan for his account, and options to purchase 10,000 shares which are currently exercisable or which will become exercisable within 60 days after the record date.

(5) Includes options to purchase 15,500 shares which Mr. O'Neil may currently exercise under the Stock Option Plans or which will become exercisable within sixty days after the record date. The figure in the table also includes 400 shares held by the Employees' Stock Purchase Plan for Mr. O'Neil's account, but excludes all shares held for other participants in the same Plan, of which Mr. O'Neil is a trustee.

(6) We report Ms. Stanley's holdings because she is a Nominee for election to the Board, although she is not currently a Board member. We did not include these shares in the total reported as of the record date for all Directors and Officers as a group.

(7) Mr. Stanley is the only Director who owns in excess of 1% of the outstanding common stock. When his term as a Director ends at the Annual Meeting on May 28, 1998, he will retire from the Board.

(8) Includes 51 shares held by the Employees' Stock Purchase Plan for Mr. Stone's account.

(9) Includes 6,459 shares owned outright by four other Officers not listed in the table by name, as well as options to purchase 3,875 shares which are currently exercisable or which will become exercisable within 60 days after the record date, and 1,536 shares held in the Employees' Stock Purchase Plan for their accounts. This total does not include the remainder of shares held in the latter plan for other participants or the shares owned by the Nominee who is not currently a Director.

 18

COMPARISON OF STOCKHOLDER RETURNS


The graph printed on the next page compares yearly changes in the total return to Stockholders on Bowne Common Stock against two other measures of performance. The comparison is on a cumulative basis for the Company's last five fiscal years. The two other performance measures used for comparison are the total return on the Standard & Poor's 500 Index, and the total return on the Standard & Poor's Services (Commercial & Consumer) Index.



For convenience, we refer to the two comparison measures as the "S&P 500" and the "S&P Services Index." We chose the S&P 500 because it is a broad index of the equity markets. On the other hand, we chose the S&P Services Index as our own "peer group" because it represents the capital-weighted performance results of companies in specialized commercial and consumer services. The S&P Services Index was previously known as the Standard & Poor's Specialized Services Index. The companies represented in the S&P Services Index are also included in the S&P 500.



The method we used to calculate yearly changes in Bowne's return is the same method used for both the S&P 500 and the S&P Services Index. In each case, we assumed an initial investment of $100 on October 31, 1992. Then we calculated the cumulative yearly change in that investment over the next five years, first, by taking the difference between the price per share of the particular securities on October 31, 1992 and their price per share at the end of each succeeding fiscal year. Throughout the five years we assumed that all dividends paid were reinvested in more of the same securities. And finally, we turned the result into a percentage of change by dividing that result by the difference between the value of the investment on October 31, 1992 and the value of the investment at the end of the particular fiscal year.



Note that the Company's fiscal year changed during the period covered by our graph. The fiscal year ended on October 31 for each of the first four years in the graph. But, for 1997 and all later years, the Board of Directors changed the fiscal year for financial reporting purposes from October 31 to one ending on December 31. The return on investment for years before the change has not been restated, and therefore the first four years in our graph end on October 31, while the latest year in our graph represents the fourteen-month period from October 31, 1996 through December 31, 1997. We calculated the percentage of change for the interim period by comparing the value of the investment at the beginning and again at the end of those two months. The Company paid no dividends during this interim period.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN

                             [PERFORMANCE GRAPH]

                                                                                                S&P
                 MEASUREMENT PERIOD                       BOWNE &                             SERVICES
               (FISCAL YEAR COVERED)                     CO., INC.          S&P 500            INDEX
10/31/92                                                     100               100               100
10/31/93                                                     145               115                92
10/31/94                                                     116               119                92
10/31/95                                                     138               151               113
10/31/96                                                     176               187               126
12/31/97                                                     306               271               161

 20

REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors determined base salaries and incentive awards for the Company's senior executives for the fiscal year which ended December 31, 1997. This included the five individuals named in the "Summary Compensation Table" of the Company's Proxy Statement. The Committee's decisions reflected ongoing efforts by the Board of Directors and by management to link executive compensation more closely with corporate performance and with the creation of long-term Stockholder value. In the Committee's opinion, the compensation summarized in the table was appropriate, both by recognizing the Company's outstanding financial results for the year and by fostering continued progress in creating Stockholder value.

The long-standing policy of the Company has been to keep the base salaries of its key employees at reasonable but competitive levels, given the Company's position as a leader in several different and highly specialized business areas. For 1997, the Committee retained a leading compensation consulting firm to reassess the base salaries of the Company's senior executives. Based on the consultants' general survey data, the Committee concluded that the base salaries of a number of senior executives needed to be increased modestly in order to remain competitive.

In addition, the Company seeks to attract and retain well-qualified executives by supplementing these base salaries with carefully designed incentive programs. These programs recognize not only the overall financial performance of the Company but also each individual's contributions to Company performance and to the operating results of the particular business unit for which he or she is responsible.

The Summary Compensation Table in the Proxy Statement shows the base salaries, incentive bonuses and other compensation of the five named executives. Furthermore, the material following that table describes the basic programs governing each of these compensation components. The mathematical formulas used to administer those programs cannot be revealed because they involve highly confidential commercial information, and the disclosure of such information would be detrimental to the Company. Similarly, neither the performance targets we set for individuals and business units nor the very specific personal goals we established for each of the senior executives, discussed below, can be disclosed without jeopardizing the Company's advantage in its highly competitive businesses.


We set an aggressive performance target for the Chief Executive Officer ("CEO") at the beginning of 1997, and we calculated a significant portion of his incentive compensation for the year by applying a formula to the Company's net income in excess of that target. We also determined in advance a maximum permissible award as a "cap" on the application of this formula. Net income in 1997 exceeded the target set for the CEO, resulting in an award at the maximum level. We based the remainder of his bonus on specific goals agreed upon between the CEO and the Committee at the beginning of the year. However, the CEO and the Committee agreed that he was not fully successful in achieving those goals, and this portion of his bonus was modestly reduced. Because the Company's performance significantly exceeded the target, the total incentive compensation which the Committee granted the CEO was greater than his aggregate targets.



Incentive compensation for the four named individuals other than the CEO was linked in part to the net income of the Company and in part to their individual achievement of strategic objectives. Those objectives were highly personalized, having been defined in consultation with each executive. Some of the objectives were quantitative and others qualitative. Examples of objectives set for specific individuals were the successful integration of new business units and new customer services; the application of new technologies; the introduction of operating efficiencies and cost-reductions; the effort to focus all employees on quality and customer satisfaction; the strengthening of internal organization with special emphasis on more efficient teamwork; and the improvement of free cash flow. Each executive was evaluated separately, and incentive awards were made accordingly.

All members of the Company's senior management also participated in a new long-term incentive compensation plan, instituted in 1997 to encourage and reward improvements in the Company's free cash flow. The correlation between this goal and increasing Stockholder value is widely recognized. The plan measures improvements in free cash flow on a three-year average basis, and a uniform target was set for all senior executives. The Company exceeded the first year target for this program, and therefore all members of senior management received bonuses determined by the plan.


For 1997, a substantial portion of the incentive compensation awarded to the Company's senior executives took the form of deferred "stock units" rather than cash. These stock units were awarded, instead of cash bonuses, in those cases where the Company exceeded either the annual bonus or the long-term bonus targets, both of which were capped at a percentage above the target. These units are stock equivalents which accrue imputed dividends but which do not confer ownership or voting rights until converted into actual Common Stock upon the executive's termination of employment. Like stock options, these stock units broaden equity participation in the Company by its key employees and align their efforts more closely with the interests of Stockholders. Such stock equivalents are governed by the Long-Term Performance and Deferred Award Plans described in the Proxy Statement.


Under a qualified plan which the Stockholders approved at the Company's 1997 Annual Meeting, the Compensation Committee also granted incentive stock options during the year to a large number of key employees, including the CEO and the four other named executives. The number of options granted to each employee reflected his or her personal achievements and opportunity for contribution to the overall performance of the Company. In making specific awards, the Committee took into account the responsibilities of the employees and any prior grants made to them, as well as an imputed value for each award based on the Black-Scholes valuation model. These options will become exercisable over a period of years, and thus help to secure continuing service by each grantee. An appreciating equity position in the Company not only rewards sustained efforts by an executive but also concentrates those efforts more fully upon increasing Stockholder value.


Section 162(m) of the Internal Revenue Code may prohibit the Company to deduct certain forms of compensation paid to an executive in excess of $1 million in any one year, unless the relevant compensation programs are "performance-based" and specifically approved by Stockholders. Because the Company's Stock Option Plans meet these criteria, awards made under the plans are not a factor affecting compensation for Section 162(m) purposes. The Committee intends to defer any other compensation awarded to an executive which is not deductible under Section 162(m), and will instead convert the non-deductible amount into additional stock units with a value equal to 1.2 times the compensation being deferred. In the same way, the Committee will continue deferring any compensation which exceeds the limitation in future years.


Finally, during the 1997 fiscal year, the full Board of Directors unanimously ratified all actions and recommendations of the Committee which required such approval.

This report was approved on April 6, 1998 by the undersigned, who are all the members of the Compensation Committee.

                     H. Marshall Schwarz, Chairman

                     Wendell M. Smith

                     Thomas O. Stanley

                     Richard R. West

 22


EXECUTIVE COMPENSATION TABLES


       SUMMARY COMPENSATION TABLE                                                         Shares
                                                           Annual Compensation(1)       Underlying             All Other
      Name and Principal Position              Year        Salary         Bonus         Options(2)          Compensation(3)

---------------------------------------------------------------------------------------------------------------------------
Robert M. Johnson(4)                           1997      $ 420,000      $ 570,000           40,000                $ 559,078
  Chairman and                                 1996        322,000        400,000           40,000(5)               268,057
  Chief Executive Officer                        --             --             --               --                       --
                                               ----------------------------------------------------------------------------
James P. O'Neil                                1997        300,000        320,000           25,000                  229,435
  President and                                1996        218,000        208,000           20,000(5)               133,317
  Chief Operating Officer                      1995        170,000        175,000           12,000                   34,988
                                               ----------------------------------------------------------------------------
Carl J. Crosetto(6)                            1997        250,000        292,500           15,000                  254,554
  Vice President and                           1996        228,000        260,000           12,500                   88,446
  Director of Sales                              --             --             --               --                       --
                                               ----------------------------------------------------------------------------
Denise K. Fletcher(7)                          1997        200,000        170,000           15,000                  135,029
  Vice President and                           1996             --             --           10,000                       --
  Chief Financial Officer                        --             --             --               --                       --
                                               ----------------------------------------------------------------------------
John A. Stone(8)                               1997        200,000        136,000           10,000                   87,257
  Vice President and                             --             --             --               --                       --
  Chief Technology Officer                       --             --             --               --                       --
---------------------------------------------------------------------------------------------------------------------------

NOTES


(1) Annual Compensation. The five individuals named in this table were the most highly compensated executives of the Company in fiscal year 1997. The Company calculated the cash compensation reported in this table on a calendar year basis for the year ended December 31, 1997, and on a fiscal year basis for the years ended October 31, 1996 and 1995. The figures reported here as bonuses include the cash portion of payments made under both the annual bonus and long-term incentive bonus programs of the Company, described in this Proxy Statement under the heading "Long-Term Incentive Awards in 1997." Deferred bonus payments are included in the column headed "All Other Compensation."



(2) Shares Underlying Options. Awards made under the Company's Stock Option Plans are explained below under the heading "Option Grants in 1996 and 1997."



(3) All Other Compensation. The amounts shown in this column represent the total of the Company's contributions under its Profit-Sharing Plan and its Employees' Stock Purchase Plan, described below, together with the dollar value of deferred stock units awarded under the Company's Long-Term Performance Plan and Deferred Award Plan, which are described on pages 25 and 26.


     - The Profit-Sharing Plan is a defined contribution plan for eligible employees which meets regulatory requirements. Under this plan, the Company makes a contribution to the account of an employee based upon his or her "considered compensation," as defined in the plan. The contribution may not be greater than 10% of pre-tax income (before deducting the contribution), nor can it be greater than 15% of considered compensation overall. The profitability of the employee's particular business unit determines 50% of the contribution, and the profitability of all participating units as a group determines the rest.

     - The Employees' Stock Purchase Plan is also a defined contribution plan which meets regulatory requirements. Under this plan, eligible employees who elect to participate may contribute up to $200 per month. It provides for matching contributions by the Company equal to one-half of the employees' contributions, subject to vesting rules. The trustees of the plan then use the total of all contributions to purchase shares of Common Stock on the open market, and dividends paid on those shares they reinvest in additional Common Stock. Taxation of the Company's contributions is deferred until an employee withdraws his or her stock or terminates employment.


(4) Mr. Johnson joined the Company in January 1996.

(5) Although the Compensation Committee approved these grants in November 1996, Mr. Johnson's options to purchase any of the 40,000 shares in his grant and Mr. O'Neil's options to purchase 1,100 shares included in his grant were subject to approval by the Stockholders. In March 1997, Stockholders approved these options when they ratified the 1997 Stock Option Plan.


(6) Mr. Crosetto became an executive of the Company in June 1996 and a Vice President of the Company in 1998.


(7) Ms. Fletcher joined the Company in July 1996.

(8) Mr. Stone joined the Company in January 1997.

------------------------------------------------------------------------------------------------------------------------------
                                   Number of         % of Total
                                 Shares Under-        Options         Exercise
OPTION GRANTS IN 1996 AND        lying Options        Granted           Price            Expiration              Grant Date
1997                              Granted(1)          in Year         Per Share             Date              Present Value(2)
------------------------------------------------------------------------------------------------------------------------------
1996:
Mr. Johnson                             40,000              22%       $ 22.3125       November 20, 2006              $ 392,700
Mr. O'Neil                              20,000              11%         22.3125       November 20, 2006                196,350
Mr. Crosetto                            12,500               7%         22.3125       November 20, 2006                122,719
Ms. Fletcher                            10,000               5%         22.3125       November 20, 2006                 98,175
Mr. Stone                                   --               --              --       November 20, 2006                     --
------------------------------------------------------------------------------------------------------------------------------
1997:
Mr. Johnson                             40,000               9%       $ 37.0625       November 19, 2007              $ 681,950
Mr. O'Neil                              25,000               5%         37.0625       November 19, 2007                426,219
Mr. Crosetto                            15,000               3%         37.0625       November 19, 2007                255,731
Ms. Fletcher                            15,000               3%         37.0625       November 19, 2007                255,731
Mr. Stone                               10,000               2%         37.0625       November 19, 2007                170,488
------------------------------------------------------------------------------------------------------------------------------

NOTES


(1) The Board of Directors has adopted three Stock Option Plans which meet regulatory requirements, and the Stockholders approved them in 1981, 1992 and 1997 respectively. These plans authorize the Board or the Compensation Committee to grant incentive stock options to key employees, including the five people named in this table and the other Officers of the Company, among others. Each option allows its grantee to

 24

purchase a certain number of shares of Common Stock. The schedule by which the options become exercisable, the price per share at which they may be exercised, and the other terms of the grant are all fixed on the grant date. The exercise price is normally equal to the fair market value of the Common Stock on the grant date, determined as specified in the plans, and may never be less than the fair market value. The earliest of the three plans has expired by its terms, but a number of options granted under it remain outstanding.


The Board or the Compensation Committee has discretion to accelerate the exercisability of any outstanding option. The exercisability of each option will automatically accelerate if there is a "change of control" of the Company, but the Committee has determined that the proposed reincorporation of the Company which is the subject of Proposal "D" in this Proxy Statement will not involve a change of control for this purpose. A grantee may exercise his or her option at any time until the tenth anniversary of the grant date unless it is terminated earlier according to the plan provisions.


Grants of options are normally made at the end of a calendar year, when the contributions of each key employee can be evaluated. During the two-month interim between the fiscal year which ended October 31, 1996 and the beginning of the 1997 fiscal year on January 1, 1997, the Compensation Committee granted options to four of the people named in this table. These 1996 options are given in the table above because they did not appear in the Company's last Proxy Statement inasmuch as the grants came after the 1996 fiscal year. During the 1997 fiscal year, the Committee granted options to all five of the named individuals. In each case, the Committee determined the fair market value of the Common Stock by taking the mean of the highest and the lowest trading prices reported on the Exchange on the grant date. In each case, the Committee provided that 25% of each grant would become exercisable on the first anniversary of the grant date, and 25% on each of the three following anniversaries.

(2) We calculated present values using the Black-Scholes option-pricing model. In addition to information in the table, the model relied on the following assumptions: (a) a volatility rate of 30.1% in 1997 and 32.2% in 1996, based on monthly closing stock prices over the five-year period preceding each grant date; and (b) a dividend yield of 1.2% in 1997 and 1.7% in 1996, as of the respective grant date. We did not adjust the values to reflect the non-transferability of options or the risk of forfeiture.

The values that may actually be realized someday from the exercise of these options may be substantially different from the "present values" shown in this table. The Black-Scholes option pricing model is a widely used mathematical formula for estimating option values, but it assumes several factors that may not hold true over the ten-year life of these options. The Company's performance will continue to be influenced by future events and factors currently unknown. Stockholders and other investors should not in any way view these present values as a forecast of the performance of the Common Stock or future growth in the market price of the Common Stock.

  AGGREGATED OPTION EXERCISES IN                                  Number of Securities        Value of Unexercised
    1996 AND 1997 AND YEAR-END         Shares                    Underlying Unexercised       In-the-Money Options
           OPTION VALUES              Acquired        Value       Options at Year-End             at Year-End
               Name                  on Exercise    Realized   Exercisable  Unexercisable  Exercisable  Unexercisable

---------------------------------------------------------------------------------------------------------------------
Mr. Johnson........................           --    $      --       10,000         70,000    $ 175,313      $ 637,188
Mr. O'Neil (1997)..................       13,500      261,438       31,000         61,000      726,406        773,406
Mr. O'Neil (1996)..................        6,000*      39,030           --             --           --             --
Mr. Crosetto.......................       14,000      226,922       12,875         40,875      281,324        571,871
Ms. Fletcher.......................           --           --        2,500         22,500       43,828        173,203
Mr. Stone..........................           --           --           --         10,000           --         27,813
---------------------------------------------------------------------------------------------------------------------



* This exercise of options did not appear in the Company's last Proxy Statement because the transaction occurred after the end of the 1996 fiscal year on October 31, 1996 and before the beginning of the 1997 calendar year.

                         ----------------------------------------------------------------------
                                LONG-TERM INCENTIVE AWARDS IN 1997
                                               Name                         Stock Units Awarded
                         ----------------------------------------------------------------------
                         Mr. Johnson                                                     15,697
                         Mr. O'Neil                                                       6,179
                         Mr. Crosetto                                                     6,939
                         Ms. Fletcher                                                     3,457
                         Mr. Stone                                                        2,086
                         ----------------------------------------------------------------------

The figures reported in the table above, as well as the following discussion of the Company's long-term incentives, refer to two separate plans, the Long-Term Performance Plan and the Deferred Award Plan.

During 1997, the Compensation Committee of the Board of Directors awarded the deferred "stock units" shown in the table as additional incentive compensation under the two plans described below. Participants in these plans are senior executives of the Company selected annually by the Compensation Committee, including the five named in the table. The stock units awarded under these plans represent the right to receive shares of Common Stock but have no voting rights. When an executive retires or leaves the Company, the Company's treasury will issue him or her actual shares of Common Stock equal to the number of stock units previously held. The Company will also calculate the cash dividends that would have been paid on these stock units if they were actually outstanding as Common Stock, and the Company will reinvest these imputed dividends into additional stock units for distribution when the executive receives the rest of his or her account.


- Under the Long-Term Performance Plan, the Compensation Committee defined specific cash flow improvement goals for eligible executives at the beginning of the fiscal year. The Compensation Committee also determined a "target bonus" for each executive in relation to those performance goals. At the end of the year, the Compensation Committee awarded bonuses in the form of (1) cash for performance up to the target, and (2) deferred stock units for per-

 26

  formance that exceeded the goals set by the Committee. To determine the amount of each award, the Compensation Committee used a formula that measures the amount by which actual performance exceeded the goals.


   An eligible executive must also decide, before each fiscal year begins, whether to take his or her award under the Long-Term Performance Plan in cash, up to the amount of the "target bonus," or to defer some or all of that amount as stock units. On the other hand, deferral into stock units is mandatory in the case of any amounts earned above the "target bonus" and not optional for the executive. The Company calculates the number of stock units by multiplying 1.2 times the cash value of the portion of the bonus which the executive is deferring. To the extent that an executive chooses to receive his or her award as cash, the dollar amount received is included in the "Summary Compensation Table" on page 22 as "Annual Compensation," and to the extent that the executive receives stock units, the dollar amount of the award is included in that same table as "All Other Compensation."


- The Deferred Award Plan also provides for mandatory deferral of incentive compensation in certain cases. Under the annual bonus plan, any amount earned above the goal for which a "target bonus" was established must be paid in deferred stock units. Deferral of a target bonus into stock units will also be mandatory to the extent that the law forbids the Company to take a tax deduction for a particular cash bonus payment. In both instances, this plan provides that the executive will receive stock units equivalent in value to
  1.2 times the portion of his or her bonus that must be deferred.


   The Deferred Award Plan also applies if a contribution to be made under the Profit-Sharing Plan for the benefit of a particular executive would exceed limits set by the Internal Revenue Service. In such a case, the plan provides that the Company will make only the allowable contribution to his or her account and will convert the balance into stock units. To calculate the number of stock units, the Company multiplies 1.4 times the amount by which the contribution would have exceeded the limits, as an allowance for income taxes on the disallowed portion.



The Compensation Committee has discretion to revoke an award made under these plans if the executive leaves the Company and competes against the Company or discloses confidential information of the Company. In a case of financial hardship, the Committee also has discretion to make an early distribution from the executive's account of the number of shares of Common Stock sufficient to cover the hardship. If there is a "change of control" of the Company, the Compensation Committee may convert the stock units into the cash value of the deferred portion of the original bonus.


RETIREMENT BENEFITS


The five people named in the Summary Compensation Table on page XX participate in the Company's Pension Plan along with most other employees of the Company and its U.S. subsidiaries. This is a defined benefit plan which meets regulatory requirements. A participant's benefits under the Pension Plan are based on age, length of service and an average of his or her five highest consecutive years of cash compensation. Cash compensation for this purpose is the sum of the amounts shown under the heading "Annual Compensation" in the Summary Compensation Table on page 22. These benefits are payable upon normal retirement as a life annuity beginning at age 65 or the actuarial equivalent of such an annuity. A discounted benefit may be paid on early retirement after age 55.


The Company also has a Supplemental Retirement Program for certain key employees including the five named people. Substantially identical contracts between the Company and each participant govern this non-qualified arrangement. These contracts supplement the Company's Pension Plan by providing a benefit that generally equals one-half of the participant's average annual salary and bonus for the immediately preceding five years, less the benefit payable under the Pension Plan. A participant who retires at age 65 normally receives the full supplemental benefit if he or she has twenty years of service or more. If he or she retires after age 55 (or earlier in Mr. O'Neil's case if his employment terminates involuntarily), he or she will receive a partial benefit calculated upon the actual years of service. Messrs. O'Neil and Crosetto will each have 20 years of service at retirement, while Ms. Fletcher will have 17, Mr. Johnson 14 and Mr. Stone 11 years. Certain events that result in a "change of control" of the Company may make a partial benefit available at an earlier date. The program also provides benefits in case a participant dies or becomes disabled while employed, regardless of age.


The Summary Compensation Table on page 22 does not include these retirement benefits. If the five people named in the table remain with the Company until age 65, they will receive the following retirement benefits under the combination of the Pension Plan and the Supplemental Retirement Program:



            ---------------------------------------------------------------------------------------------------
            RETIREMENT BENEFITS                             Annual Benefit if Average Compensation is:
                          Name                      $300,000        $500,000        $800,000        $1,000,000

            ---------------------------------------------------------------------------------------------------
            Mr. Johnson                             $ 105,000       $ 175,000       $ 280,000         $ 350,000
            Mr. O'Neil                                150,000         250,000         400,000           500,000
            Mr. Crosetto                              150,000         250,000         400,000           500,000
            Ms. Fletcher                              127,500         212,500         340,000           425,000
            Mr. Stone                                  82,500         137,500         220,000           275,000
            ---------------------------------------------------------------------------------------------------

CONTRACTUAL ARRANGEMENTS WITH EXECUTIVES

Some key employees of the Company, including the five named in the table, have signed identical Termination Protection Agreements with the Company. Each agreement will provide a benefit to the employee if the Company terminates his or her employment "without cause" and within thirty months after a "change in control" of the Company, as the agreement defines those terms. If a change of control is imminent, the employee would receive the same benefit if the employee chooses to leave because the Company reduces his or her responsibilities or compensation, or if the outside party acquiring control asks the Company to terminate the employee. The benefit in such cases would normally be twice the sum of the employee's base salary and latest target bonus. There are other "change of control" provisions in the Company's Stock Option Plans described above under the heading "Option Grants in 1996 and 1997."


The Company signed a separate agreement with Mr. Johnson in January 1996. This agreement applies if the Company terminates him without cause, or if he terminates his own employment with good cause. In addition to the retirement benefits available to other senior executives of the Company, Mr. Johnson would receive a lump sum payment equal to the bonus he received for his last fiscal year before the termination and, for 18 months thereafter he would continue to receive payments equal to his base salary in effect at the termination.

 28

COMPARISON OF NEW YORK AND DELAWARE CORPORATE LAWS


If Proposal "D" is approved by the holders of at least two-thirds of the Company's outstanding Common Stock, and if the Company reincorporates in Delaware as outlined on pages 6 through 9 of this Proxy Statement, then the Stockholders of the Company ("Bowne-New York," that is) will become stockholders of the new Delaware corporation, "Bowne-Delaware." There are differences between the Business Corporation Law of New York ("BCL") and the General Corporation Law of Delaware ("DGCL") which will affect the rights of Stockholders in certain respects. Some of these differences define the particular provisions a corporation may choose to put into its certificate of incorporation, commonly called the "charter," and other differences may not affect the Company.



The following summary is not a substitute for direct reference to the statutes themselves or for professional interpretation of them.



Amendment of Charter. Both the BCL and the DGCL allow a board of directors to recommend a charter amendment for approval by stockholders, and a majority of the shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.


Amendment of By-laws. The by-laws of Bowne-New York provide, as permitted by the BCL, that the Board of Directors may amend, adopt or repeal the Company's by-laws. Under the DGCL, however, the board may amend, adopt or repeal by-laws only if permitted by the charter. The charter of Bowne-Delaware will specifically permit amendment of the by-laws by the board. Additionally, both the BCL and the DGCL allow stockholders to further amend or repeal by-laws adopted or amended by the board.

Special Meetings of Stockholders. Under both the BCL and the DGCL, the board of directors or anyone authorized in the charter or by-laws may call a special meeting of stockholders. Currently the by-laws of Bowne-New York allow the Board, the Chief Executive Officer or the President to call a special meeting, and the provision in the by-laws of Bowne-Delaware will be comparable.


Corporate Action Without Stockholders' Meeting. The BCL and DGCL differ about whether corporate action can be taken by written consent and without a stockholders' meeting. Under the BCL, the holders of at least the minimum number of votes required to authorize such an action may take the action if the corporation's charter allows this, but otherwise the consent must be unanimous. The DGCL, on the other hand, lets stockholders take action by the written consent of at least the minimum number of votes required to act at a stockholders' meeting, unless the charter forbids it. The Bowne-Delaware charter, however, will provide that stockholders may take corporate action only at a stockholders' meeting and not by written consent.


Inspection of Stockholders List. The BCL limits the right of a stockholder to inspect the list of record stockholders depending on the number of shares held and the length of ownership. But under the DGCL, any stockholder may inspect the stockholders' list for any purpose reasonably related to the person's interest as a stockholder. In addition, for at least ten days prior to each stockholders' meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Vote Required for Certain Transactions. Until February 1998, the BCL required the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its charter that the holders of a majority of the outstanding stock may approve such transactions, although the Company has not adopted such a charter provision. Under the DGCL, on the other hand, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. Furthermore, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

- No amendment of the surviving corporation's charter is made by the merger agreement; and


- Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and


- The merger results in no more than a 20% increase in its outstanding common stock.

Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion of these below under the heading "Business Combinations with Interested Stockholders."


Classification of Directors. Both laws permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. The BCL permits as many as four classes, the DGCL only three. The Company now has three classes of directors, and Bowne-Delaware will also have three. In order to give stockholders of Bowne-Delaware the same protections as those currently available in Bowne-New York, the charter of the Delaware corporation will state that any change in the classification of the board will require a two-thirds vote of the stockholders. This may help to prevent unwarranted removal of directors, as discussed below under the heading "Removal of Directors."


Removal of Directors. Under the BCL, directors may be removed by the stockholders for cause, or by either the stockholders or the directors if the charter so provides. The Company's present charter does provide that directors may be removed either by stockholders or by the Board, as long as there is cause. After the reincorporation, directors under the DGCL would generally be subject to removal with or without cause by a majority of the stockholders, unless the charter provides otherwise, but in a Delaware corporation with a classified board, directors can be removed only for cause. Therefore, the charter of Bowne-Delaware will be written so as to give the same protections as those currently provided in the charter of Bowne-New York, and any attempt to remove directors will require cause and a two-thirds vote of the stockholders.

Limitation of Directors' Liability. Both states permit the limitation of a director's personal liability while acting in his or her official capacity. Under the BCL, a director is not liable to the corporation or to its stockholders for monetary damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. The DGCL, on the other hand, requires a charter provision in order to limit a director's liability for breach of his or her fiduciary duty to the corporation. The Company's current charter limits monetary liability to the fullest extent permitted by the BCL, and the charter of Bowne-Delaware will likewise limit such liability to the fullest extent permitted by the DGCL.

 30

But in some cases directors may be liable despite these limitations. Under the BCL, for example, a director is not immune from liability if he or she violates applicable statutes which expressly make directors liable. The DGCL forbids any limitation of liability if the director breached his or her duty of loyalty to the corporation or its stockholders, or if he or she failed to act in good faith, received an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL.

Indemnification of Directors and Officers; and Insurance. With some variations, both the BCL and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both laws also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.


Additionally, each of the two laws permits a corporation to purchase insurance for its directors, officers, employees and agents against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. The BCL, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage that he or she was not entitled to.


The by-laws of Bowne-New York currently indemnify to the fullest extent permitted by the BCL, and the by-laws of Bowne-Delaware will indemnify as fully as the DGCL allows. However, neither the BCL nor the DGCL permit indemnification of a director, officer, employee or agent if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. Furthermore, the DGCL generally requires that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.


If Proposal "D" is approved by the Company's Stockholders, the DGCL indemnification provisions will not apply to acts and omissions that occurred before the effective date of the reincorporation. The BCL will govern these.



Loans and Guarantees of Obligations for Directors. Under the BCL, the holders of a majority of the shares entitled to vote, excluding any shares of the director who is the proposed borrower, are required to approve any loans to, or guarantees of obligations of, a director. Under the DGCL, a board of directors may authorize loans or guarantees of indebtedness to employees, officers and directors.



Issuance of Rights and Options to Directors, Officers and Employees. Under the BCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be approved by a majority of votes cast at a stockholders' meeting. The DGCL does not require stockholder approval of such transactions. However, the rules of the Exchange, where the Company's stock is listed and where the stock of Bowne-Delaware will be listed, require stockholder approval of option plans in certain circumstances.

Consideration for Shares. Under the BCL, obligations for future services or payments are not considered payment or partial payment for shares of a corporation. Stock certificates cannot be issued until full payment has been made, except for shares purchased under a stock option plan permitting installment payments. Under the DGCL, however, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the DGCL may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Dividends, and Redemption of Stock. Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

The BCL defines surplus as the excess of net assets over stated capital, and lets the board adjust stated capital. The DGCL, on the other hand, defines surplus as the excess of net assets over capital, and lets the board adjust capital. If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets. Regarding redemptions, both the BCL and the DGCL permit them only when the corporation has outstanding shares of at least one class of voting stock which is not subject to the redemption.


Appraisal Rights. Generally, "appraisal rights" entitle dissenting stockholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all its assets. The BCL also extends appraisal rights to an exchange of a corporation's shares.


The BCL provides that dissenting stockholders have no appraisal rights if their shares are listed on the Exchange or another national securities exchange. But in the case of shares not listed on an exchange, appraisal rights under the BCL allow any stockholder of a New York corporation, with various exceptions, to receive fair value for his or her shares in such transactions. Regardless of listing on an exchange, appraisal rights are available under the BCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to stockholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the stockholder may have to request the appraisal and follow other required procedures.

Similarly, under the DGCL, appraisal rights are not available to a stockholder if the corporation's shares are listed on the Exchange or another national securities exchange or held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's stockholders. But, regardless of listing on an exchange, a dissenting stockholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires

 32

him or her to exchange shares for anything of value other than one or more of the following:

- Shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation.

- Shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 stockholders of record after the merger or consolidation occurs.

- Cash instead of fractional shares of the surviving corporation or another corporation.

The Company's Common Stock is currently listed on the Exchange, and Bowne-Delaware will also list its own common stock on the Exchange by filing a Substitution Listing Application.


Business Combinations with Interested Stockholders. Provisions in both laws may help to prevent or delay changes of corporate control. In particular, both the BCL and the DGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.


Under the BCL, an interested stockholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested stockholder, unless the board of directors approved either the business combination or the acquisition of stock by the interested stockholder before the interested stockholder acquired his or her shares. An "interested stockholder" under the BCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the BCL include mergers and consolidations between corporations or with an interested stockholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either (1) equals 10% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested stockholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

After the five-year period referred to in the BCL, the law allows such business combinations if either the board of directors or a majority of the outstanding voting stock not owned by the interested stockholder have approved the business combination or the purchase of stock by the interested stockholder before the interested stockholder acquired his or her shares. Business combinations are also permitted when certain statutory "fair price" requirements are met.


One section of the DGCL, Section 203, generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:


- Mergers or consolidations.

- Sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

- Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

- Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.


- Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.


A Delaware corporation may choose not to have Section 203 of the DGCL apply. The Company has chosen, however, to accept the protections of Section 203, and therefore the charter of Bowne-Delaware will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

- If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

- If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

- If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

 34

OTHER INFORMATION


Proposals and Nominations by Stockholders. If a Stockholder wants to make any proposal at our next Annual Meeting in 1999, including nominations and by-law amendments, the Company must receive notice of the proposal by March 29, 1999. If the Stockholder wants the Company to include that proposal in its 1999 Proxy Statement, the Company must have the proposal by December 22, 1998. We must receive any such proposal, amendment or nomination at the Company's executive offices at 345 Hudson Street, New York, New York 10014, marked to the attention of Douglas F. Bauer, Counsel & Corporate Secretary, before the deadlines mentioned above. However, Stockholders will not be able to make nominations, propose by-law amendments or offer other proposals at the 1998 Annual Meeting because no Stockholder notified the Company of any such proposal prior to our distribution of this Proxy Statement.


A proposal, amendment or nomination must be in writing and must identify the Stockholder who proposes it. A nomination of a Board candidate must also include a written consent by the candidate that he or she will serve if elected, as well as all information about the proposing Stockholder and the candidate which the rules and regulations of the Securities and Exchange Commission would require in a proxy statement soliciting proxies for the election of that candidate.

HOW TO GET FORM 10-K. EVERY YEAR THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. ON REQUEST, WE WILL SEND ANY STOCKHOLDER A COPY OF THAT REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. YOU MAY REQUEST YOUR COPY BY WRITING TO: DOUGLAS F. BAUER, COUNSEL & CORPORATE SECRETARY, BOWNE & CO., INC., 345 HUDSON STREET, NEW YORK, NEW YORK 10014.

APPENDIX



AGREEMENT AND PLAN OF MERGER


THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), made this      day of
                  , 1998, by and between Bowne & Co., Inc., a New York corporation ("Bowne-New York"), and Bowne & Co., Inc., a Delaware corporation and a wholly-owned subsidiary of Bowne-New York ("Bowne-Delaware") (the two corporate parties hereto being sometimes collectively referred to as the "Constituent Corporations").

                                  WITNESSETH:

WHEREAS, the Boards of Directors of Bowne-New York and Bowne-Delaware have determined that the proposed merger (the "Merger") of Bowne-New York with Bowne-Delaware upon the terms hereinafter set forth is advisable and in the best interests of the shareholders of such corporations, and the Boards of Directors of Bowne-New York and Bowne-Delaware have adopted and approved this Agreement and both such Boards of Directors have directed that this Agreement be submitted to the shareholders of Bowne-New York and Bowne-Delaware for their approval; and

WHEREAS, the Merger is intended to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986; and

WHEREAS, Bowne-New York and Bowne-Delaware, as appropriate, intend to take all such action as may be necessary or appropriate as and when required by the provisions of this Agreement in order to consummate the Merger;

WHEREAS, the authorized capital stock of Bowne-New York consists solely of (i) 60,000,000 shares of common stock, par value $.01 per share, of which
[                ] shares are issued and outstanding as of the date hereof and
(ii) 1,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued and outstanding as of the date hereof; and

WHEREAS, the authorized capital stock of Bowne-Delaware consists solely of (i) 60,000,000 shares of common stock, par value $.01 per share, of which
[                ] shares are issued and outstanding as of the date hereof, all of which shares are owned by Bowne-New York and (ii) 1,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued and outstanding as of the date hereof;

NOW, THEREFORE, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

                                   ARTICLE I

                                    GENERAL

1.1 Agreement to Merge. The parties to this Agreement agree to effect the Merger herein provided for, subject to the terms and conditions set forth herein.

1.2 Effective Time of the Merger. The Merger shall be effective in accordance with the laws of the States of New York and Delaware. The date and time the Merger becomes effective is referred to as the "Effective Time of the Merger".

1.3 Surviving Corporation. At the Effective Time of the Merger, Bowne-New York shall be merged with and into Bowne-Delaware, and Bowne-Delaware shall be the surviving corporation, governed by the laws of the State of Delaware (hereinafter sometimes called the "Surviving Corporation"). The name of the Surviving Corporation will be Bowne & Co., Inc.

1.4 Certificate of Incorporation and Bylaws. At the Effective Time of the Merger, the Certificate of Incorporation and Bylaws of Bowne-Delaware in effect immediately prior to the Effective Time of the Merger shall be the Certificate of Incorpora-tion and Bylaws of the Surviving Corporation, subject always to the right of the Surviving Corporation to amend its Certificate of Incorporation and Bylaws in accordance with the laws of the State of Delaware and the provisions of the Certificate of Incorporation.

1.5 Directors. The directors of Bowne-New York in office at the Effective Time of the Merger shall be and constitute the directors of the Surviving Corporation, each holding the same directorship in the Surviving Corporation as he or she held in Bowne-New York for the terms elected and/or until their respective successors shall be elected or appointed and qualified. The directors of the Surviving Corporation shall continue to be members of the same class of directors as they were in Bowne-New York, and the time for election of each class of directors for the Surviving Corporation shall be the same as it was for the corresponding class of directors of Bowne-New York.

1.6 Officers. The officers of Bowne-New York in office at the Effective Time of the Merger shall be and constitute the officers of the Surviving Corporation, each holding the same office in the Surviving Corporation as he or she held in Bowne-New York for the terms elected and/or until their respective successors shall be elected or appointed and qualified.

1.7 Effect of the Merger. On and after the Effective Time of the Merger, the separate existence of Bowne-New York and Bowne-Delaware shall cease and the Surviving Corporation shall succeed, without further action, to all the properties and assets of Bowne-New York and Bowne-Delaware of every kind, nature and description and to Bowne-New York's and Bowne-Delaware's business as a going concern. The Surviving Corporation shall also succeed to all rights, title and interests to all real estate and other property owned by Bowne-New York or Bowne-Delaware without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon. All liabilities and obligations of Bowne-New York or Bowne-Delaware shall become the liabilities and obligations of the Surviving Corporation, and any proceedings pending against Bowne-New York or Bowne-Delaware will be continued as if the Merger had not occurred.

1.8 Further Assurances. Bowne-New York hereby agrees that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action and give such assurances as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises and interests referred to in this Article I and otherwise to carry out the intent and purposes thereof.

                                   ARTICLE II

                 CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS

2.1 Bowne-New York Capital Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of Bowne-New York, Bowne-Delaware or the holders of any of the common stock ("Bowne-New York Common Stock") of Bowne-New York: (i) each issued and outstanding share of Bowne-New York Common Stock, including any rights attached thereto, and each share of Common Stock of Bowne-New York, including any rights attached thereto, held in the treasury of Bowne-New York, shall be converted into one share of Bowne-Delaware Common Stock with such similar rights attached thereto, and (ii) each share of Bowne-

New York Convertible Preferred Stock, Series A, held in the treasury of Bowne-New York, shall be converted into one share of Bowne-Delaware Convertible Preferred Stock, Series A, with such similar rights attached thereto.

2.2 Bowne-Delaware Capital Stock. At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of Bowne-New York, Bowne-Delaware or the holders of any of the common stock ("Bowne-Delaware Common Stock") of Bowne-Delaware, each issued and outstanding share of Bowne-Delaware Common Stock shall be cancelled.

                                  ARTICLE III

                           TERMINATION AND AMENDMENT

3.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time of the Merger, whether before or after action thereon by the shareholders of the Constituent Corporations, by the mutual written consent of the Boards of Directors of Bowne-New York and Bowne-Delaware.

3.2 Consequences of Termination. In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 3.1 hereof, this Agreement shall be of no further force or effect.

3.3 Modification, Amendment, Etc. Any of the terms or conditions of this Agreement may be waived at any time, whether before or after action thereon by the shareholders of the Constituent Corporations, by the party entitled to the benefits thereof, and this Agreement may be modified or amended at any time, whether before or after action thereon by the shareholders of the Constituent Corporations, to the full extent permitted by the corporate laws of the States of New York and Delaware. Any waiver, modification or amendment shall be effective only if reduced to writing and executed by the duly authorized representatives of the Constituent Corporations.

                                   ARTICLE IV

                                 MISCELLANEOUS

4.1 Expenses. The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger herein provided for.

4.2 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

4.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original instrument, and all such counterparts together shall constitute only one original.

4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by an officer duly authorized thereunto as of the date first above written.

BOWNE & CO., INC., a New York corporation

By
  ------------------------------------------------------

Its
   -----------------------------------------------------


BOWNE & CO., INC., a Delaware corporation

By
  ------------------------------------------------------

Its
   -----------------------------------------------------

                                 [BOWNE LOGO]

                     YOUR VOTING CARD IS ATTACHED BELOW.

          Please read and follow the printed instructions carefully.
                 Detach and return your completed voting card
                    in the enclosed postage-paid envelope.


                        VOTING BY TELEPHONE OR E-MAIL


This year Bowne & Co., Inc. offers you two new ways to vote. Instead of using the voting card, you may vote either by telephone or electronically by e-mail at any time, 24 hours a day, 7 days a week. Your telephone or e-mail vote will authorize the Proxies named below on the voting card to vote your shares in the same manner as if you had signed and returned the voting card itself. If you vote by telephone or e-mail, you do not need to mail the printed voting card. The last completed vote you cast, whether by telephone, e-mail or voting card, is the one that will be counted. Just follow the easy instructions printed on the other side of this card.


           DETACH HERE UNLESS YOU ARE VOTING BY TELEPHONE OR E-MAIL


--------------------------------------------------------------------------------

BOWNE                                                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Revoking any prior appointment, the undersigned appoints Robert M. Johnson and Douglas F. Bauer, and each of them, attorneys-in-fact and agents with power of substitution, to vote as proxy for the undersigned at the Annual Meeting of Stockholders of Bowne & Co., Inc., to be held at the St. Regis Hotel, 2 East 55th Street, New York, New York, on Thursday, May 28, 1998, beginning at 10:00 A.M. local time, and at any adjournment thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

     THE SHARES COVERED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
(A) FOR THE ELECTION OF DIRECTORS; (B) TO APPROVE THE APPOINTMENT OF AUDITORS;
(C) TO APPROVE INCREASING THE NUMBER OF DIRECTORS; (D) TO APPROVE REINCORPORATING IN DELAWARE; AND IN ACCORDANCE WITH THE DISCRETION OF THE NAMED ATTORNEYS-IN-FACT AND AGENTS ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THE REVERSE SIDE.

     The undersigned acknowledges receipt of a copy of the Proxy Statement
which was mailed to all stockholders of record beginning on April   , 1998,
relating to such Annual Meeting.

                                   BOWNE & CO., INC.
                                   P.O. Box 11066
                                   New York, N.Y. 10203-0066


(Continued, and to be dated and signed, on the other side)

                                  [BOWNE LOGO]

TO VOTE BY TELEPHONE:

-      Call our toll-free number from any Touch-Tone telephone in the United
       States: 1-888-698-8071
- When asked, enter your "control number" followed by the # sign. Your control number appears below.
-      Follow the record instructions.
- When you finish, your vote will be repeated to you. If correct, press "1" to register your vote.

TO VOTE BY E-MAIL:

-      Visit our electronic voting website on the Internet:
       http://Bowne.proxyvoting.com
- When prompted, enter your "control number" and press "Enter." Your control number appears below.
-      Follow the instructions on your screen.
- When you finish, review your vote. If correct, click on "Click here to register your vote."



                                                                  CONTROL NUMBER


            DETACH HERE UNLESS YOU ARE VOTING BY TELEPHONE OR E-MAIL

-------------------------------------------------------------------------------

A. Election of four Class II Directors (R.M. Conway, E.H. Meyer, J.P. O'Neil, L.A. Stanley) and one Class I Director (J. Shapiro).

   For all   [ ]       Against all [ ]      Exceptions*  [ ]
   nominees            nominees

   *To withhold authority to vote for any nominee, mark the box next to "Exceptions" and strike out that nominee's name.


B. Approval of the appointment of Ernst & Young LLP as auditors.

   For       [ ]       Against  [ ]      Abstain      [ ]


C. Approval to increase the number of Directors.

   For       [ ]       Against  [ ]      Abstain      [ ]


D. Approval to reincorporate in Delaware.

   For       [ ]       Against  [ ]      Abstain      [ ]


The proxies are authorized to vote in accordance with their discretion on such other business as may properly come before the meeting.

IF YOU HAVE NOTED AN ADDRESS CHANGE OR COMMENTS ON EITHER SIDE OF THIS CARD, PLEASE MARK HERE: [ ]








(Signature should conform exactly to the name imprinted on this card. Executors, administrators, guardians, trustees, attorneys-in-fact and officers signing for corporations should state full title or signatory capacity.)

Dated                                                            , 1998
      -----------------------------------------------------------

Signed
       ---------------------------------------------------------------

----------------------------------------------------------------------

VOTES MUST BE INDICATED    [ ]
(X) IN BLACK OR BLUE INK.

SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

BOWNE                                                        VOTING INSTRUCTIONS

     THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     Revoking any prior instructions, the undersigned participant in the Bowne & Co., Inc. Employees' Stock Purchase Plan (the "Plan"), who is beneficial owner of certain shares under the Plan, instructs the Trustees of the Plan and their proxies to vote at the Annual Meeting of Stockholders of Bowne & Co., Inc., to be held at the St. Regis Hotel, 2 East 55th Street, New York, New York, on Thursday, May 28, 1998, beginning at 10:00 A.M. local time, and at any adjournment thereof, with respect to the number of shares held by the Trustees for the account of the undersigned as of April 8, 1998.

     THE SHARES COVERED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (A) FOR THE ELECTION OF DIRECTORS; (B) TO APPROVE THE APPOINTMENT OF AUDITORS; (C) TO APPROVE INCREASING THE NUMBER OF DIRECTORS; (D) TO APPROVE REINCORPORATING IN DELAWARE; AND IN ACCORDANCE WITH THE DISCRETION OF THE TRUSTEES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THE REVERSE SIDE. ANY SHARES UNDER THE PLAN AS TO WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED BY THE TRUSTEES IN THEIR SOLE DISCRETION.

     The undersigned acknowledges receipt of a copy of the Proxy Statement
which was mailed to all stockholders of record beginning on April   , 1998,
relating to such Annual Meeting.

                                   BOWNE & CO., INC.
                                   P.O. Box 11066
                                   New York, N.Y. 10203-0066


(Continued, and to be dated and signed, on the other side)

A. Election of four Class II Directors (R.M. CONWAY, E.H. MEYER, J.P. O'NEIL, L.A. Stanley) and one Class I Director (J. SHAPIRO).

      For all                 Against all             Exceptions*
      nominees   [ ]          nominees      [ ]            [ ]

      *To withhold authority to vote for any nominee, mark the box next to "Exceptions" and strike out that nominee's name.

B.    Approval of the appointment of Ernst & Young LLP as auditors.

                  For   [ ]         Against   [ ]       Abstain   [ ]

C.    Approval to increase the number of Directors.


                  For   [ ]         Against   [ ]       Abstain   [ ]

D.    Approval to reincorporate in Delaware.

                  For   [ ]         Against   [ ]       Abstain   [ ]

The proxies are authorized to vote in accordance with their discretion on such other business as may properly come before the meeting.

IF YOU HAVE NOTED AN ADDRESS CHANGE OR COMMENTS ON EITHER SIDE OF THIS CARD,
PLEASE MARK HERE:       [ ]

                        (Signatures should conform exactly to the name imprinted on this card.)

                        Dated                         , 1998
                              ------------------------


                        Signed
                               ----------------------------------------

                        -----------------------------------------------

VOTES MUST BE INDICATED [ ] IN BLACK OR BLUE INK.    (X)

     SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(LOGO)
BOWNE & CO., INC.                                                          PROXY
345 HUDSON STREET
NEW YORK, N.Y. 10014

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any prior appointment, the undersigned appoints Robert M. Johnson and Douglas F. Bauer, and each of them, attorneys-in-fact and agents with power of substitution, to vote as proxy for the undersigned at the Annual Meeting of Stockholders of Bowne & Co., Inc., to be held at the St. Regis Hotel, 2 East 55th Street, New York, New York, on Thursday, May 28, 1998, beginning at 10:00 A.M. local time, and at any adjournment thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

THE SHARES COVERED BY THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED (A) FOR THE ELECTION OF DIRECTORS; (B) TO APPROVE THE APPOINTMENT OF AUDITORS; (C) TO APPROVE INCREASING THE NUMBER OF DIRECTORS; (D) TO APPROVE REINCORPORATING IN DELAWARE; AND IN ACCORDANCE WITH THE DISCRETION OF THE NAMED ATTORNEYS-IN-FACT AND AGENTS ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THE REVERSE SIDE.

The undersigned hereby acknowledges receipt of a copy of the Proxy Statement
which was mailed to all stockholders beginning on April   , 1998, relating to
such Annual Meeting.

           (Continued, and to be dated and signed, on the other side)

                          (Continued from other side)
 Mark boxes M or [X] in blue or black ink. Then sign, date and return this card promptly using the enclosed envelope.

A. Election of Directors:
  [ ] FOR all nominees                     [ ] AGAINST all nominees                                      [ ] *EXCEPTIONS

Nominees: four Class II Directors: (R.M. Conway, E.H. Meyers, J.P. O'Neil, L.A.
          Stanley) and one Class I Director (J. Shapiro)

*(TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, MARK THE BOX NEXT TO "EXCEPTIONS" AND STRIKE OUT THAT NOMINEE'S NAME.)

B. Approval of the appointment of Ernst & Young LLP as auditors.

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

C. Approval to increase the number of Directors.

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

D. Approval to reincorporate in Delaware.

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

                                                The proxies are authorized to
                                                vote in accordance with their
                                                discretion on such other
                                                business as may properly come
                                                before the meeting.

                                                (Signatures should conform
                                                exactly to the name imprinted on
                                                this card. Executors,
                                                administrators, guardians,
                                                trustees, attorneys-in-fact and
                                                officers signing for
                                                corporations should state full
                                                title or signatory capacity.)

                                                Dated , 1998
                                                Signed